ABS Insights Emerging Markets Fund

Institutional Class Shares (IEMIX)

Super Institutional Class Shares (IEMSX)

A series of Northern Lights Fund Trust III

Supplement dated October 1, 2024

to the Prospectus and Statement of Additional Information (the “SAI”)
of the Fund, each dated September 22, 2024

This Supplement provides new and additional information beyond that contained in Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective immediately, the address listed for regular mail in the “HOW TO PURCHASE SHARES” section on page 10 of the Prospectus and the “HOW TO REDEEM SHARES” section on page 11 of the Prospectus should be changed to the following;

Regular Mail

ABS Insights

Emerging Markets Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

Effective immediately, the first paragraph under the “Trustees and Officers” section on page 39 of the SAI should be changed to the following;

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

_________________________________

You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, dated September 22, 2024. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-800-813-1421.

Please retain this Supplement for future reference.